                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

                        CIT Equipment Collateral 2005-EF1
              Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         333-122288-02                                     43-6926272
   (Commission File Number)                    (IRS Employer Identification No.)

                                       c/o
                    1 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (973) 740-5000

                                       N/A
         (Former name or former address, if changed since last report.)



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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

          On October 20, 2005, JPMorgan Chase Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Equipment Collateral 2005-EF1, Class A-1 3.852% Receivable-Backed Notes, Class A-2 4.300% Receivable-Backed Notes, Class A-3 4.420%, Receivable-Backed Notes Class A-4 Floating%, Receivable-Backed Notes, Class B 4.710% Receivable-Backed Notes, Class C 4.780% Receivable-Backed Notes and Class D 5.100% Receivable-Backed Notes.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601 of Regulation S-K.

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
99.1          Certificate of Servicing Officer                                4

99.2          Monthly Report delivered by the Trustees to Securityholders
              in connection with distributions on October 20, 2005            5



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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE CIT GROUP/ EQUIPMENT
                                             FINANCING, INC.
                                             as Servicer


                                             /s/ William G. Delaney
                                             -----------------------------------
                                             Name: William G. Delaney
                                             Title: Vice President

Dated: October 27, 2005



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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Certificate of Servicing Officer

99.2          Monthly Report with respect to the October 20, 2005 distribution.